Exhibit 10.18

COPYRIGHT TRANSFER AGREEMENT

This Copyright Transfer Agreement (“Agreement”) is made and entered into by and between: Party A (Assignor):

Name: High Wave Corp

Party B (Assignee):

Name: Professional Diversity Network, Inc.

Party A and Party B may hereinafter be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Party A is the sole original creator and owner of certain musical works;

WHEREAS, Party B desires to acquire, and Party A agrees to transfer, full ownership of all copyrights and related rights to the said works, in accordance with the provisions of the United States Copyright Act and other applicable laws;

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, and intending to be legally bound, the Parties agree as follows:

1.	WORK INFORMATION AND TRANSFER DETAILS

1.1	Number of Works: Forty (40) original songs.

1.2	Type of Works: Musical compositions

1.3    Method of Copyright Acquisition: Original acquisition (If the method of copyright acquisition is not original acquisition, please provide relevant proof documents of derivative copyright acquisition as an attachment to this contract).

1.4	Completion Date: November 30, 2025.

1.5    Existing Intellectual Property Transfers: ☑ None Transferred, □ Fully Transferred, □ Partially Transferred ( ).

1.6	Content Restrictions:

Party A warrants that the delivered works shall not contain any of the following:

(a)	Content opposing the basic principles established by law or the Constitution;

(b)	Content endangering national unity, sovereignty, or territorial integrity;

(c)	Content disclosing state secrets or endangering national security;

(d)	Content inciting ethnic hatred or discrimination;

(e)	Content promoting cults or superstition;

(f)	Content disrupting public order or stability;

(g)	Content promoting obscenity, gambling, violence, or criminal acts;

(h)	Content defaming or infringing upon the rights of others;

(i)	Content harmful to public morality or cultural traditions; or

(j)	Any other content prohibited by law or regulation.

1.7	Scope of Copyright Transfer:

Party A hereby irrevocably assigns and transfers to Party B all worldwide rights, titles, and interests in and to the works, including but not limited to:

-	Reproduction right

-	Distribution right

-	Rental right

-	Exhibition right

-	Performance right

-	Projection right

-	Broadcasting right

-	Information network dissemination right

-	Cinematographic adaptation right

-	Adaptation right

-	Translation right

-	Compilation right

Party B hereby accepts such transfer in full.

1.8	Warranty of Ownership:

Party A warrants that it lawfully owns all rights being transferred and that the works (including all components thereof) do not infringe upon any third party’s copyright, portrait right, reputation right, or other legal interest. Party A shall bear full responsibility for any breach of this warranty.

2.	CONSIDERATION AND PAYMENT TERMS

2.1    Total Transfer Fee: The total consideration for the transfer shall be Ten Million United States Dollars (USD 10,000,000).

2.2	Payment Schedule:

(a)    On or before October 15, 2025, Party B shall pay USD 2,900,000 to Party A, upon which Party A shall deliver to Party B the copyrights of five (5) musical works (lyrics and compositions).

(b)    On or before October 30, 2025, Party A shall deliver an additional ten (10) musical works, and Party B shall pay USD 1,100,000 to Party A.

(c)    On or before November 15, 2025, Party A shall deliver the remaining fifteen (15) musical works, and Party B shall pay USD 3,500,000 to Party A.

(d)    On or before November 30, 2025, Party A shall deliver the remaining ten (10) musical works, and Party B shall pay USD 2,500,000 to Party A.

Upon Party A’s receipt of each payment, ownership and copyright of the corresponding works shall automatically transfer to Party B.

2.3	Payment Information:

●	Bank:

●	Account Name:

●	Account Number:

●	ABA:

2.4	Party B shall make payments in full and on time in accordance with the schedule set forth above.

3.	RIGHTS AND OBLIGATIONS OF PARTY A

3.1	Party A hereby waives all rights of attribution (authorship) with respect to the works.

3.2    Party A confirms that, apart from the transfer fee specified in this Agreement, no additional copyright transfer fees shall be payable by Party B.

3.3    Party A shall not transfer, license, or otherwise dispose of the works or their copyrights to any third party after execution of this Agreement without written approval from Party B.

3.4    The works delivered by Party A shall be complete and final, including lyrics, composition, vocal recording, mixing, and mastering.

3.5	Pursuant to the United States Copyright Act, the rights transferred include but are not limited to:

-	Public Performing Right

-	Reproduction Right

-	Mechanical License

-	Synchronization License (Sync License)

-	Master License

4.	RIGHTS AND OBLIGATIONS OF PARTY B

4.1    Pursuant to Section 201(b) of the U.S. Copyright Act, Party B shall enjoy full ownership and ‘work-for-hire’ status with respect to the transferred works, and shall have the rights of authorship, adaptation, performance, performer’s rights, cinematographic rights, recording and reproduction rights, broadcasting rights, and all network, digital, and audio-visual rights associated with the works..

4.2	Party B shall pay the transfer fees as stipulated.

4.3    After execution of this Agreement, Party B may use Party A’s name and relevant honors for publicity and promotional purposes. Party A shall cooperate in such activities. Party B shall ensure that all publicity maintains a healthy, positive, and professional image of Party A. Any special promotional requirements shall be discussed and confirmed jointly by both Parties.

4.4	Party B shall enjoy the protections afforded under Section 203(a)(5) of the U.S. Copyright Act.

4.5    Party B retains the final right of interpretation regarding this Agreement and the copyrights transferred herein.

5.	CONFIDENTIALITY

Both Parties agree to maintain strict confidentiality regarding the contents of this Agreement and any information exchanged in connection herewith. No Party shall disclose such information to any third party without the prior written consent of the other, except where required by law or regulation. This clause shall survive termination or expiration of this Agreement.

6.	FORCE MAJEURE

If a force majeure event prevents either Party from performing its obligations hereunder, the affected Party shall promptly notify the other and provide proof from the relevant authority. The performance of affected obligations shall be suspended until the cessation of the force majeure event.

7.	BREACH OF CONTRACT

7.1	Both Parties shall perform this Agreement in good faith.

7.2    Any breach causing loss to the non-breaching Party shall entitle the non-breaching Party to seek legal remedies.

7.3    If Party A transfers the works to a third party without Party B’s consent, or if the works infringe third-party rights, Party B may terminate this Agreement and seek full compensation for all damages.

7.4    If Party B delays payment, Party B shall pay a late penalty of 0.1% (one-tenth of one percent) of the overdue amount per day.

7.5    Except as otherwise agreed, if Party A breaches this Agreement and fails to rectify such breach within a reasonable period specified by Party B, Party B shall have the right to terminate this Agreement.

8.	DISPUTE RESOLUTION

Any disputes arising out of or relating to this Agreement shall be resolved first through friendly negotiation.

If negotiation fails, either Party may bring action before a court of competent jurisdiction in accordance with applicable law.

9.	MISCELLANEOUS

9.1    Any matters not covered herein may be addressed in a supplemental written agreement signed by both Parties, which shall form an integral part of this Agreement.

9.2    In the event of inconsistency between this Agreement and any annexes, the terms of the annexes shall prevail.

9.3    This Agreement shall take effect upon signature by both Parties. It is executed in two (2) originals, each Party holding one (1), both having equal legal force.

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SIGNATURES

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date written below.

Party A: High Wave Corp	Party B: Professional Diversity Network, Inc.

(Signature of Authorized Representative)	(Signature of Authorized Representative)

Date of Signature: September 3, 2025